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                                                                    EXHIBIT 9(d)


                              AMENDED AND RESTATED
                                   SCHEDULE A
                                     TO THE
                            ADMINISTRATION AGREEMENT
                                 BY AND BETWEEN
                                 NORTHERN FUNDS
                                       AND
                         SUNSTONE FINANCIAL GROUP, INC.
                            DATED SEPTEMBER __, 1998

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:


Growth Equity Fund
Income Equity Fund
Small Cap Fund
Select Equity Fund
International Growth Equity Fund
International Select Equity Fund
Technology Fund
Municipal Money Market Fund
U.S. Government Select Money Market Fund
Fixed Income Fund
U.S. Government Fund
Intermediate Tax-Exempt Fund
Tax-Exempt Fund
Money Market Fund
U.S. Government Money Market Fund
International Fixed Income Fund
California Municipal Money Market Fund
Stock Index Fund
Florida Intermediate Tax-Exempt Fund
Arizona Tax-Exempt Fund
California Intermediate Tax-Exempt Fund
California Tax-Exempt Fund
Short-Intermediate U.S. Government Fund
Small Cap Index Fund
Mid Cap Growth Fund
High Yield Tax-Exempt Fund
High Yield Fixed Income Fund

         All signatures need not appear on the same copy of this Amended and Restated Schedule A.

                                            NORTHERN FUNDS


                                            By: ___________________________

                                            Title:_________________________

                                            Date: _________________________


                                            SUNSTONE FINANCIAL GROUP, INC.

                                            By: ___________________________

                                            Title:_________________________

                                            Date: _________________________